ADVANTAGE SOLUTIONS, INC. Q2 2021 Earnings Presentation August 9, 2021 ADVANTAGE SOLUTIONS

DISCLAIMER Forward Looking Statements Certain statements in this presentation or accompanying commentary may be considered forward-looking statements with the meaning of federal securities laws. Forward-looking statements generally relate to future events or Advantage’s future financial or operating performance, In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “would”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions, and as a result, are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Advantage and its management are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the COVID-19 pandemic and the measures taken in response thereto; the availability, acceptance, administration and effectiveness of any COVID-19 vaccine; changes to labor laws or wage or job classification regulations, including minimum wage, or other market-driven wage changes; Advantage’s ability to continue to generate significant operating cash flow; client procurement strategies and consolidation of Advantage’s clients’ industries creating pressure on the nature and pricing of its services; consumer goods manufacturers and retailers reviewing and changing their sales, retail, marketing, and technology programs and relationships; Advantage’s ability to successfully develop and maintain relevant omni-channel services for our clients in an evolving industry and to otherwise adapt to significant technological change; Advantage’s ability to effectively remediate material weaknesses and maintain proper and effective internal controls in the future; potential and actual harms to Advantage’s business arising from the Take 5 Matter; Advantage’s substantial indebtedness and our ability to refinance at favorable rates; and other risks and uncertainties set forth in the section titled “Risk Factors” in the Annual Report on Form 10-K/A filed by Advantage with the Securities and Exchange Commission (the “SEC”) on May 17, 2021 and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Advantage assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise , except as required by law. Non-GAAP Financial Measure and Related Information This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including Adjusted EBITDA and Adjusted Net Income. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP, and should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of Adjusted EBITDA and Adjusted Net Income provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Adjusted EBITDA means net income (loss) before (i) interest expense, net, (ii) (benefit from) provision for income taxes, (iii) depreciation, (iv) impairment of goodwill and indefinite-lived assets, (v) amortization of intangible assets, (vi) equity based compensation of Karman Topco L.P. and Advantage’s private equity sponsors’ management fee, (vii) change in fair value of warrant liability, (viii) stock-based compensation expense, (ix) fair value adjustments of contingent consideration related to acquisitions, (x) acquisition-related expenses, (xi) costs associated with COVID-19, net of benefits received, (xii) EBITDA for economic interests in investments, (xiii) restructuring expenses, (xiv) litigation expenses, (xv) (Recovery from) loss on Take 5, (xvi) costs associated with the Take 5 Matter and (xvii) other adjustments that management believes are helpful in evaluating our operating performance. Adjusted Net Income is a non-GAAP financial measure. Adjusted Net Income means net loss before (i) impairment of goodwill and indefinite-lived assets, (ii) amortization of intangible assets, (iii) equity based compensation of Karman Topco L.P. and Advantage’s private equity sponsors’ management fee, (iv) change in fair value of warrant liability, (v) fair value adjustments of contingent consideration related to acquisitions, (vi) acquisition-related expenses, (vii) costs associated with COVID-19, net of benefits received, (viii) EBITDA for economic interests in investments, (ix) restructuring expenses, (x) litigation expenses, (xi) (Recovery from) loss on Take 5, (xii) deferred financing fees, (xiii) costs associated with the Take 5 Matter, (xiv) other adjustments that management believes are helpful in evaluating our operating performance, and (xv) related tax adjustments. The Company has presented the financial data for the last twelve-month (“LTM”) period ended June 30, 2021 by adding the unaudited results of operations for the six-month period ended June 30, 2021 to its audited results of operations for the year ended December 31, 2020 and then subtracting the unaudited results of operations for the six-month period ended June 30, 2020. The financial data for the LTM period ended June 30, 2021 does not comply with GAAP. Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages m ay not precisely reflect the absolute figures. 1

KEY MESSAGES • Delivered solid second quarter financial results as reopening continues • Raising our 2021 Adjusted EBITDA guidance to a range of $520 to $530 million, despite COVID uncertainty • Seeing steady recovery in businesses most impacted by COVID, with sampling events up ~4x y/y in June • Seeing elevated at-home consumer goods demand – volume and price • Seeing higher growth/higher margin services that scaled during COVID sustain their strength YTD • Accelerating acquisition and new business pipelines coming out of the pandemic • Investing to stand up tens of thousands of new associates in a still-constrained labor environment • Investing through the P&L in trade promotion optimization and sampling innovation 2

IMPROVING TRENDS IN Q2 RESULTS Note: Please see the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures. 3 Total Advantage Sales Segment Marketing Segment $119 $112 $122 Q2'19 Q2'20A Q2'21A Y/Y growth 8.9% $73 $90 $90 Q2'19 Q2'20A Q2'21A (0.6%) $45 $22 $32 Q2'19 Q2'20A Q2'21A 47.3% Y/Y growth Y/Y growth $ in millions. Adjusted EBITDA $922 $642 $850 Q2'19 Q2'20A Q2'21A $475 $460 $562 Q2'19 Q2'20A Q2'21A $447 $181 $288 Q2'19 Q2'20A Q2'21A 32.5% 22.0% 59.0% Y/Y growth Y/Y growth Y/Y growth $ in millions. Revenues

Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 ACT 2020 ACT 2021 Act IMPROVING TRENDS IN Q2 RESULTS • Strengthening recovery in Marketing segment – In-store sampling recovering at key retailer partners – Click-and-collect sampling supporting consumer omnichannel shift • Continued strength in Sales segment – Still solid center-store / at-home volume trends – Concerted push for increased prices, surgical promotions - International segment rebounding nicely – Food service channel gaining ground – Navigating some mix headwinds • Continue to invest in recruiting, training and retention with automation and technology to improve experience and results 4 SAMPLING EVENT COUNT +22% Q/Q

PILLARS OF OUR STRATEGY FOR VALUE CREATION • Operate with excellence by serving existing clients well and delivering productivity through continuous improvement • Invest wisely in talent, technology and capability to support clients’ evolving needs through attractive opportunities for – Organic reinvestment – Disciplined tuck-in acquisitions • Nurture ‘evolutionary’ culture so that we remain flexible as we build the business to be – The partner of choice for brands and retailers as their needs change – Opportunistic when circumstances present us with pitches in our sweet-spot 5

FINANCIAL PERFORMANCE

FINANCIAL SUMMARY Note: Please see the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures. Totals may not add due to rounding. 7 Q3 Q4 Q1 Q2 ($ in millions) 2020A 2019A % 2020A 2019A % 2021A 2020A % 2021A 2020A % Total Advantage Revenues $784 $982 (20%) $850 $1,013 (16%) $791 $879 (10%) $850 $642 32% Adjusted EBITDA 136 145 (6%) 133 144 (8%) 111 106 5% 122 112 9% % margin 17.4% 14.8% 15.6% 14.2% 14.1% 12.1% 14.4% 17.5% Sales Segment Revenues $542 $503 8% $550 $520 6% $534 $508 5% $562 $460 22% Adjusted EBITDA 102 86 18% 90 87 2% 84 79 7% 90 90 (1%) % margin 18.8% 17.1% 16.3% 16.8% 15.7% 15.5% 15.9% 19.6% Marketing Segment Revenues $242 $478 (49%) $300 $493 (39%) $257 $372 (31%) $288 $181 59% Adjusted EBITDA 34 59 (42%) 43 57 (24%) 27 28 (2%) 32 22 47% % margin 14.2% 12.3% 14.3% 11.5% 10.7% 7.5% 11.3% 12.1%

CAPITALIZATION SUMMARY

- Q2 2021 Total Debt of $2.1 billion[(1)]
  - Leverage at around 3.9x net debt[(1)] to LTM June Adjusted EBITDA
  - No meaningful maturities for the next five+ years
- Q2 2021 Debt Capitalization:

	Maturity	Rate	Outstanding
Asset-backed Revolver ($400M)	2025	L+2.25%[(2)]	--
First Lien Term Loan	2027	L+5.25%[(3)]	1,322
Senior Secured Notes	2028	6.50%	775
Total Funded Debt			**$2,097**


$1,325 (4)
$775
$400
2020E
...
2025E
2026E
2027E
2028E
Asset-backed Revolver
1L Term Loan
Sr. Secured Notes

- Equity capitalization @ June 30, 2021:
  - 318,496,390 Class A Common shares outstanding[(5)]
  - 18,578,325 Warrants @ $11.50 exercise
  - 2,546,461 Performance Restricted Stock Units ("PSUs")[(6)]
  - 1,704,926 Restricted Stock Units ("RSUs")
  - 261,234 Options

(1) Includes Other Debt of approximately $3M
(2) Asset-backed Revolver rate subject to 0.50% LIBOR floor. See ABL Revolving Credit Agreement, dated October 28, 2020 for additional information.
(3) First Lien Term Loan rate subject to 0.75% LIBOR floor. See First Lien Credit Agreement, dated October 28, 2020 for additional information.
(4) First Lien Term Loan amortizes at 1% per annum, paid quarterly. Illustratively showing full $1,325 million obligation in 2027E maturity.
(5) Includes 5 million performance shares issued as part of the Conyers Park II business combination which vested after satisfying a market performance test.
(6) Represents the number of underlying shares that would be issued at Target performance levels.

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OUTLOOK Raising FY2021 Outlook: • FY 2021 Adjusted EBITDA of $520-530 million • Continued investment in recruiting, training and retaining talent in a still-constrained labor market • Continued post-COVID normalization in 2H 2021 • Net Debt / Adjusted EBITDA trending downwards in 2021, toward 3.0x by end of 2022 • Planning to invest in promising medium-term opportunities through the P&L in FY 2021 9

THANK YOU

NON-GAAP RECONCILIATION FOR ADJUSTED EBITDA (1/3)

Consolidated	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020
(in thousands)		
Net income (loss)	$ 5,754	$ (37,814)
Add:		
Interest expense, net	37,189	51,521
Provision for income taxes	6,563	(13,704)
Depreciation and amortization	62,674	58,748
Equity based compensation of Topco and Advantage Sponsors' management fee[1]	(1,642)	4,184
Change in fair value of warrant liability	(7,059)	—
Stock based compensation expense[2]	8,988	—
Fair value adjustments related to contingent consideration related to acquisitions[3]	3,598	4,128
Acquisition-related expenses[4]	2,797	4,861
EBITDA for economic interests in investments[6]	(1,807)	(887)
Restructuring expenses[7]	6,934	46,565
Litigation expenses[8]	—	2,500
Costs associated with COVID-19, net of benefits received[5]	(3,328)	(1,019)
Recovery from Take 5	—	(7,700)
Costs associated with the Take 5 Matter[9]	1,310	661
Adjusted EBITDA	$ 121,971	$ 112,044

Sales Segment	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020
(in thousands)		
Sales Segment Revenues	$ 561,644	$ 460,239
Operating income	$ 44,673	$ 11,021
Add:		
Depreciation and amortization	44,710	42,234
Equity based compensation of Topco and Advantage Sponsors' management fee[1]	(678)	3,538
Stock based compensation expense[2]	4,730	—
Fair value adjustments related to contingent consideration related to acquisitions[3]	(5,027)	4,128
Acquisition-related expenses[4]	2,280	4,081
EBITDA for economic interests in investments[6]	(2,110)	(1,338)
Restructuring expenses[7]	1,176	23,326
Litigation expenses[8]	—	2,500
Costs associated with COVID-19, net of benefits received[5]	(231)	530
Sales Segment Adjusted EBITDA	$ 89,523	$ 90,020

Marketing Segment	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020
(in thousands)		
Marketing Segment Revenues	$ 288,310	$ 181,304
Operating (loss) income	$ (2,226)	$ (11,018)
Add:		
Depreciation and amortization	17,964	16,514
Equity based compensation of Topco and Advantage Sponsors' management fee[1]	(964)	646
Stock based compensation expense[2]	4,258	—
Fair value adjustments related to contingent consideration related to acquisitions[3]	8,625	—
Acquisition-related expenses[4]	517	780
EBITDA for economic interests in investments[6]	303	451
Restructuring expenses[7]	5,758	23,239
Litigation expenses[8]	—	—
Costs associated with COVID-19, net of benefits received[5]	(3,097)	(1,549)
Recovery from Take 5	—	(7,700)
Costs associated with the Take 5 Matter[9]	1,310	661
Marketing Segment Adjusted EBITDA	$ 32,448	$ 22,024

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NON-GAAP RECONCILIATION FOR HISTORICAL PERIODS (2/3) 12 (in millions) March 31, 2021 Current portion of long-term debt $ 13.3 Long-term debt, net of current portion 2,027.1 Total Debt 2,040.4 Less: Debt issuance costs (55.9) Cash and cash equivalents 159.8 Total Net Debt (a) $ 1,936.5 Three Months Ended June 30, 2021 2020 (in thousands) Net income (loss) $ 5,754 $ (37,814) Less: Net loss attributable to noncontrolling interest (367) (410) Add: Equity based compensation of Topco and Advantage Sponsors’ management fee (1) (1,642) 4,184 Change in fair value of warrant liability (7,059) — Fair value adjustments related to contingent consideration related to acquisitions (3) 3,598 4,128 Acquisition-related expenses (4) 2,797 4,861 Restructuring expenses (7) 6,934 46,565 Litigation expenses (8) — 2,500 Amortization of intangible assets (7) 49,172 47,652 Costs associated with COVID-19, net of benefits received (5) (3,328) (1,019) Recovery from Take 5 — (7,700) Costs associated with the Take 5 Matter (9) 1,310 661 Tax adjustments related to non-GAAP adjustments (10) (16,506) (25,626) Adjusted Net Income $ 41,397 $ 38,802

NON-GAAP RECONCILIATION FOR HISTORICAL PERIODS (3/3) Note: Dollars in millions. Numerical figures included in this slide have been subject to rounding adjustments (1) Equity based compensation of Karman Topco L.P. and Advantage’s private equity sponsors’ management fee. (2) Represents non-cash compensation expense related to issuance of performance restricted stock units, restricted stock units, and stock options and ESPP with respect to our Class A common stock under the Advantage Solutions Inc. 2020 Incentive Award Plan. (3) Represents adjustments to the estimated fair value of our contingent consideration liabilities related to our acquisitions, excluding the present value accretion recorded in interest expense, net, for the applicable periods. (4) Represents fees and costs associated with activities related to our acquisitions and restructuring activities related to our equity ownership, including professional fees, due diligence, and integration activities. (5) Represents (a) costs related to implementation of strategies for workplace safety in response to COVID-19, including employee-relief fund, additional sick pay for front-line associates, medical benefit payments for furloughed associates, and personal protective equipment and (b) benefits received from government grants for COVID-19 relief. (6) Represents additions to reflect our proportional share of Adjusted EBITDA related to our equity method investments and reductions to remove the Adjusted EBITDA related to the minority ownership percentage of the entities that we fully consolidate in our financial statements. (7) One-time restructuring activities costs associated with non-recurring reorganization projects. (8) Represents legal settlements that are unusual or infrequent costs associated with our operating activities. (9) Represents costs associated with investigation and remediation activities related to the Take 5 Matter, primarily, professional fees and other related costs. (10) Represents the tax provision or benefit associated with the adjustments above, taking into account the Company’s applicable tax rates, after excluding adjustments related to items that do not have a related tax impact. (11) Net Debt represents the sum of current portion of long-term debt and long-term debt, less cash and cash equivalents and debt issuance costs. With respect to Net Debt, cash and cash equivalents are subtracted from the GAAP measure, total debt, because they could be used to reduce the debt obligations. 13